Exhibit 99.2
EARNINGS PRESENTATION THIRD QUARTER 2024

NASDAQ: USCB USCB FINANCIAL HOLDING | U.S. CENTURY

BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts.

The words “may,” “will,” “anticipate,” “could,” “ should,” “would,”

“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,”

“continue,” and “intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.

Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our

ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates

and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and

processes; our ability to comply with the extensive laws and regulations to which
we are subject, including the laws for each jurisdiction where we operate;

adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic,

depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock;

our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;

inflation, interest rate, unemployment rate, and market and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange Commission

(“SEC”). All forward-looking statements are necessarily

only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,

you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence

of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described

in the reports USCB Financial Holdings, Inc. filed or will file with the SEC. Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included

these non-GAAP financial measures because it believes these

measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in

discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable

GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

Q3 2024 HIGHLIGHTS GROWTH Average deposits increased

by $136.1 million or 7.0% compared to the third quarter 2023. Average loans increased $267.4 million or 16.6% compared to the third quarter

2023. Liquidity sources as of September 30, 2024, aggregated $695 million in on-balance sheet and off-balance sheet sources.

Tangible book value per common share (a non-GAAP measure)

(1) on September 30, 2024 was $10.90 includes AOCI impact of

($1.94) increased $0.66 or 25.7% annualized from $10.24 in prior quarter end which included an AOCI impact of ($2.62). PROFITABILITY

Net income was $6.9 million or $0.35 per diluted share,

an increase of $3.1 million or 82.0% compared to the third quarter

2023. Net interest income before provision increased $4.1 million or 29.1% for the quarter compared to the third quarter 2023.

ROAA was 1.11% in the third quarter 2024 compared to 0.67%

for the third quarter 2023. ROAE was 13.38% in the third quarter

2024 compared to 8.19% for the third quarter 2023. CAPITAL/CREDIT

The Company’s Board of Directors declared a

cash dividend of $0.05 per share of the Company’s Class A common stock on October 28, 2024. The dividend will be paid on December

5, 2024 to shareholders of record at the close of business on November

15, 2024. At September 30, 2024, four loans were classified as nonaccrual for a total of $2.7 million. ACL coverage ratio was 1.19%

at September 30, 2024, and 1.16% at September 30, 2023. (1)

Non-GAAP financial measure. See reconciliation in this presentation.

3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

(1) In millions $735 $1,931 2016 2017 2018 2019 2020 2021

2022 2023 Q1 Q2 Q3 2024 2024 2024 Deposits In millions $782

$2,127 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3

2024 2024 2024 Total stockholders' equity In millions $86 $214

2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 2024

2024 2024 ACL/Total Loans (2) 1.17% 1.19% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 Q2 Q3 2024 2024 2024 Net charge

-offs ($1,019) ($6) 2016 2017 2018 2019 2020 2021 2022 2023

Q1 Q2 Q3 2024 2024 2024 Nonperforming Assets/Total

Assets 1.58% 0.11% 2016 2017 2018 2019 2020 2021 2022 2023

Q1 Q2 Q3 2024 2024 2024 Net Interest Income In millions

$30 $59 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3

2024 2024 2024 Efficiency ratio 94.15% 53.16% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 Q2 Q3 2024 2024 2024 PTPP

ROAA (3) 0.24% 1.62% 2016 2017 2018 2019 2020 2021 2022 2023

Q1 Q2 Q3 2024 2024 2024 (1) Loan amounts include deferred

fees/costs. (2) ACL was calculated under the CECL standard methodology for all periods after January 1st 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure.

See reconciliation in this presentation. 4

FINANCIAL RESULTS In thousands (except per share

data) Q3 2024 Q2 2024 Q3 2023 Balance Sheet (EOP) Total

Securities $426,528 $406,050 $415,920 Total Loans (1) $1,931,362

$1,869,249 $1,676,520 Total Assets $2,503,954 $2,458,270

$2,244,602 Total Deposits $2,126,617 $2,056,702 $1,920,922

Total Equity (2) $213,916 $201,020 $182,884 Income Statement

Net Interest Income $18,109 $17,311 $14,022 Non-Interest

Income $3,438 $3,211 $2,161 Total Revenue $21,547 $20,522

$16,183 Provision for Credit Losses $931 $786 $653 Non-Interest

Expense $11,454 $11,560 $10,461 Net Income $6,949 $6,209

$3,819 Diluted Earning Per Share (EPS) $0.35 $0.31 $0.19 Weighted

Average Diluted Shares 19,825,211 19,717,167 19,611,897

(1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated comprehensive loss of $38.0 million for Q3 2024,

$44.7 million for Q2 2024, and $51.2 million for Q3 2023. 5

KEY PERFORMANCE INDICATORS Q3 2024 Q2 2024 Q3

2023 In thousands (except for TBV/share) GROWTH Total Assets

(EOP) $2,503,954 $2,458,270 $2,244,602 Total Loans (EOP)

$1,931,362 $1,869,249 $1,676,520 Total Deposits (EOP) $2,126,617

$2,056,702 $1,920,922 Tangible Book Value/Share

(1)(2) $10.90 $10.24 $9.36 PROFITABILITY Return On Average

Assets (ROAA) (3) 1.11% 1.01% 0.67% Return On Average

Equity (ROAE) (3) 13.38% 12.63% 8.19% Net Interest Margin (3) 3.03%

2.94% 2.60% Efficiency Ratio 53.16% 56.33% 64.64% Non

-Interest Expense/Avg Assets (3) 1.83% 1.88% 1.84% CAPITAL/CREDIT

Tangible Common Equity/Tangible Assets (1) 8.54%

8.18% 8.15% Total Risk-Based Capital (4) 13.22% 13.12%

13.10% NCO/Avg Loans (3) 0.00% 0.00% 0.00% NPA/Assets

0.11% 0.03% 0.02% Allowance for Credit Losses/Loans 1.19%

1.19% 1.16% (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) AOCI effect on tangible book value per share was ($1.94) for Q3 2024, ($2.28) for Q2 2024 and ($2.62) for

Q3 2023. (3) Annualized. (4) Reflects the Company's regulatory capital ratios which are provided for informational purposes only;

as a small bank holding company, the Company is not subject

to regulatory capital requirements. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,941

$1,914 $2,049 $2,083 $2,078 $290 $282 $323 $316 $326 $1,011

$1,005 $1,098 $1,101 $1,085 $52 $50 $53 $56 $58 $588 $577 $575

$610 $609 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Non-interest

-bearing deposits Money market and savings Interest-bearing checking deposits Time deposits Deposit Cost 2.39% 2.53% 2.76% 2.64%

2.66% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Commentary

Average deposits slightly decreased to $2,078 million

compared to the prior quarter and increased $136.1 million or 7.0%

compared to the third quarter 2023. DDA remained at 29% of

total average deposits. The quarterly average cost of deposits went up

2 bps during the third quarter of 2024 compared to the prior quarter;

however, the monthly average deposit cost for September 2024 was 2.57%. The monthly decrease in deposit cost was due to the

Company reducing Money Market rates in conjunction with the Fed

Funds decrease during the month. 7

LOAN PORTFOLIO Total Loans (AVG) In millions

2.39% 2.53% 2.76% 2.64% 2.66% Q3 2023 Q4 2023 Q1 2024

Q2 2024 Q3 2024 Loan Yields $1,611 $1,699 $1,782 $1,828

$1,878 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 5.55% 5.79%

6.01% 6.16% 6.32% 0.02% 0.00% 0.00% 0.00% 0.00% 5.37%

5.79% 6.01% 6.16% 6.32% + 79 Q3'23 vs Q3'24 Q3 2023 Q4 2023

Q1 2024 Q2 2024 Q3 2024 Loan coupon Lona fees Commentary

Average loans increased $49.7 million or 10.8% annualized compared to prior quarter and $267.4 million or 16.6% compared to the third quarter

2023. Loan coupon increased 16 bps compared to the prior

quarter and 79 bps compared to the third quarter 2023. 8

LOAN PRODUCTION Net Loan Production Trend In millions

8.00% 8.00% 8.16% 8.01% 7.75% $135 $55 $150 $46 $131 $91

$155 $108 $157 $83 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3

2024 Loan Production/Line changes Loan Amortization/payoffs

New loans weighted average coupon Loan Composition Trend

EOP (1) In millions $948 $1,928 28% 15% 63% 57% 9% 28%

Jun-20 Sep-24 Residential real estate commercial real estate

Real Estate Loans Commercial and industrial, correspondent banks, and

Customer and other (1) Excludes deferred fees/cost. Commentary

$146.0 million in new loan production in the third quarter 2024. Weighted average coupon on new loans was 7.75% for third quarter 2024,

143 bps above portfolio weighted average yield. Loan composition shift from real estate loans to non-CRE loans is steadily increasing,

further diversifying our loan portfolio. 9

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(Except ratios) 2.60% 2.65% 2.62% 2.94% 3.03% $14,022

$14,376 $15,158 $17,311 $18,109 Q3 2023 Q4 2023 Q1 2024 Q2

2024 Q3 2024 Net Interest Income NIM Interest-Earning Assets

Mix (AVG) 4% 2% 5% 4% 3% 21% 19% 18% 19% 18%

75% 79% 77% 77% 79% Q3 2023 Q4 2023 Q1 2024 Q2 2024

Q3 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$798 thousand or 18.3% annualized compared to prior quarter and $4.1 million or 29.1% compared to the third quarter 2023. Net interest margin increased 9 bps compared to prior quarter and 43 bps compared to third quarter 2023. NIM drivers: Interest earning asset mix improving at higher yields. Deposit cost remained stable. (1) Annualized. 10

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 3% Fixed Rate 44% Variable

Rate 53% 23% 12% 65% Prime CMT SQFR Loan Repricing Schedule

Variable/Hybrid Rate Loans 29% 38% 12% 21% yrs.

1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year 1

& 2 $4,000 $3,000 $2,000 $1,000 -100 +100 -100 +100 $0 -1.4% 0.7%

-5.5% 4.1% -$1,000 -$2,000 -$3,000 -$4,000 -$5,000 Net Interest

Income change from base ($ in thousands and % change) 11

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.16% 1.18% 1.18% 1.19% 1.19% $19,493 $21,084 $21,454 $22,230

$23,067 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Allowance

for credit losses ACL/Total loans Non-performing Loans In

thousands (except ratios) 0.03% 0.03% 0.03% 0.04% 0.14% $479 $468

$456 $759 $2,725 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Non-accrual loans Non-performing loans to total loans Classified

Loans (1) to Total Loans 0.27% 0.53% 0.44% 0.45% 0.36% Q3

2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Commentary Allowance

for credit losses increased $837 thousand compared to prior quarter and $3.6 million compared to third quarter 2023. ACL coverage ratio was at 1.19% as of September 30, 2024. One C&I loan for $420 thousand,

one consumer loan for $1,991 thousand, and one residential real estate loan for $314 thousand were classified as nonaccrual

as of September 30, 2024. (1) Loans classified as substandard at period end.

No loans classified

doubtful at all the dates presented. 12

LOAN PORTFOLIO MIX

Loan Portfolio Mix [1]



Residential real estate
CRE - Owner occupied
CRE - Non-owner occupied
Commercial and industrial
Correspondent banks
Consumer and other
15%
10%
47%
13%
5%
10%

$1,928 MM [1]

CRE Loan Mix



Other 3%
Land/Construction 3%
Hotels 9%
Retail 27%
Warehouse 12%
$1,095MM
Office 11%
Multifamily 18%
CRE - Owner Occupied 17% (2)

Commentary

Total loan balance at quarter end was $1,928 million [1].

Commercial Real Estate (owner occupied and non-owner occupied) was 57% or $1,095 million of the total loan portfolio[1].

CRE mix is diversified and granular. Retail non-owner occupied makes up 27% of total CRE or $297.1 million.

CRE Loan Portfolio (non-owner occupied and owner occupied)

	Weighted Average			
Loan Type	Outstanding Balance (1)	LTV (2)	DSCR (3)	Average Loan Size (1)
Retail	$316	57%	1.53	$3.0
Multifamily	$203	56%	1.33	$1.6
Office	$182	56%	1.94	$1.5
Warehouse	$187	57%	2.25	$1.6
Hotel	$96	59%	2.23	$4.8
Other	$75	57%	2.07	$1.7
Land/Construction	$36	45%	NA	$2.1

(1) Balance in millions. Excludes deferred fees/cost.
(2) LTV - Loan to value ratio.
(3) DSCR - Debt service coverage ratio.

As of 9/30/24
(1) Excludes deferred fees/cost
(2) Includes loan types: office, warehouse, retail, and other

13

CRE OFFICE PORTFOLIO

Owner Occupied Office by Business Type
In Millions as of 9/30/2024



$19.2
30%
$16.4
25%
$4.4
7%
$24.8
38%
Medical/Dental
Other Professional
Other
< $1MM

Non-Owner Occupied Office by Business Type
In Millions as of 9/30/2024



$12.1
11%
$4.9
4%
$16.3
14%
$83.0
71%
Multi-Tenant
Medical/Dental
Other
< $1MM

Office Loan Portfolio Maturities and Repricing

< 1 year	1 year to 3 years	3 years to 5 years	5 years to 10 years	> 10 years
11%	28%	49%	12%	0%

Commentary

Total office loan portfolio (owner occupied and non-owner occupied) had 120 notes with an average balance of $1.5 million, LTV of 56%, and DSCR of 1.94X at quarter end.

The largest business type in the office portfolio is multi-tenant with 46% of the portfolio.

South Florida's office sector outperforms the national average with a lower vacancy rate of 12% and with a positive net absorption for three straight years as of Q1 2024. All three major markets within South Florida were ranked in the top 10 nationally for year-over-year rent growth. (1)

CRE Office Key Metrics

	As of 9/30/24
Avg. Loan Size in millions	$1.5
NCOs / Average Loans	0.00%
Delinquencies / Loans	0.00%
Nonaccruals / Loans	0.00%
Classified Loans / Loans	0.00%

(1) Data points source: CBRE, a NYSE-listed and worldwide commercial real estate services & investment company with clients in 100+ countries, including over 95% of the Fortune 100. Published March 2024.

14

NON-INTEREST INCOME In thousands (except ratios) Q3 2024 Q2

2024 Q1 2024 Q4 2023 Q3 2023 Total service fees

$2,544 $1,977 $1,651 $1,348 $1,329 Wire fees $563 $557 $521 $518

$502 Swap fees $1,285 $650 $285 $16 $97 Other $696 $770 $845

$814 $730 Gain (loss)

on sale of securities available for sale - 14 - (883) (955) Gain on sale of loans held for sale 109 417 67 105 255 Other income

785 803 746 756 1,532 Total non-interest income $3,438

$3,211 $2,464 $1,326 $2,161 Average total assets $2,485,434

$2,479,222 $2,436,103 $2,268,811 $2,250,258 Non-interest income/Average assets (1) 0.55% 0.52% 0.41% 0.23% 0.38% Commentary Service fees increased year over year due to loan swap fees and wire fees.

Gain on sale of SBA 7a loans represent $109 thousand for the third quarter

2024. Non-interest income is 16.0% of total revenue for third quarter

2024 and 0.55% to average assets; both metrics are higher than prior quarters. (1) Annualized. 15

NON-INTEREST EXPENSE In thousands (except ratios) Q3 2024 Q2

2024 Q1 2024 Q4 2023 Q3 2023 Salaries and employee benefits

$7,200 $7,353 $6,310 $6,104 $6,066 Occupancy 1,341 1,266 1,314

1,262 1,350 Regulatory assessments and fees 452 476 433

412 365 Consulting and legal fees 161 263 592 642 513 Network and information technology services 513 479 507 552 481 Other operating expense 1,787 1,723 2,018 1,747 1,686 Total non-interest

expense $11,454 $11,560 $11,174 $10,719 $10,461 Efficiency

ratio 53.16% 56.33% 63.41% 68.27% 64.64% Average

total assets $2,485,434 $2,479,222 $2,436,103 $2,268,811 $2,250,258

Non-interest expense / Average assets (1) 1.83% 1.88%

1.84% 1.87% 1.84% Full-time equivalent employees 198 197 199

196 194 Commentary Salaries and benefits decreased

$153 thousand compared to the prior quarter due to higher incentives paid in the second quarter 2024. Consulting and legal fees decreased

$102 thousand compared to the prior quarter due to reimbursement of legal expenses. Non-interest expense to average assets remained under 2%

for all periods. Efficiency ratio improved for the third quarter

2024 primarily due to strong growth in non-interest income and a slight decrease in non-interest expenses. (1) Annualized. 16

CAPITAL Capital Ratios Q3 2024 Q2 2024 Q3 2023 Well-Capitalized

Leverage Ratio 9.34% 9.03% 9.26% 5.00% TCE/TA 8.54%

8.18% 8.15% NA Tier 1 Risk-Based Capital 12.01% 11.93% 11.97%

8.00% Total Risk - Based Capital 13.22% 13.12% 13.10%

10.00% AOCI ($38.0) ($44.7) ($51.2) In Millions Commentary The

Company paid in September 2024 a cash dividend of $0.05 per

share of the Company’s Class A common stock; the aggregate

distributed dividend amount was $1.0 million. During the quarter,

the Company repurchased 10,000 shares of common stock at a

weighted average cost per share of $12.03. 537,980 shares remained authorized for repurchase under the Company’s share repurchase programs at September 30, 2024. Q3 2024 EOP common stock shares outstanding: 19,620,632. (1) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject to regulatory capital requirements. (2) Non-GAAP financial measures. See reconciliation in this presentation. 17

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 30% non-interest-bearing deposits (EOP) 18

APPENDIX - NON-GAAP RECONCILIATION APPENDIX

- NON-GAAP RECONCILIATION In thousands (except

ratios) Pre-tax pre-provision ("PTPP") income: Net income

Plus: Provision for income taxes Plus: Provision for credit losses

PTPP income PTPP return on average as sets: As of or For the

Three Months Ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 9/30/2023

$ 6,949 $ 6,209 $ 2,213 1,987 4,812

$ 1,428 2,721 $ 3,819 787 1,250 931 786 410 1,475 853 10,093

8,982 $ 6,448 $ 4,983 $ 5,722 (1) PTPP in come Average

assets PTPP return on average assets $ 10,093 $ 8,962 $ 8,448

$ 4,983 $ 5,722 $ 2,485,434 $ 2,479,222 $ 2,438,103 $ 2,288,811

$ 2,250,258 (2) 1.62% 1.45% 1.08% 0.87% 1.01% Operating net

income: Net income Less: Net gains (losses) on sale of securities Less:

Tax effect on sale of securities Operating net income

(1) $ 6,949 $ 6,209 $ 4,812 $ 2,721 $ 3,819 14 (883) (955) (4)

224 242 $ 6,949 $ 6,199 $ 4,812 $ 3,380 $ 4,532 Operating PTPP income:

PTPP in come (1) $ 10,093 $ 8,982 $ 6,448 $ 4,983 $ 5,722 Less: Net gains (losses) on sale of securities Operating PTPP in come

14 (883) (955) $ 10,093 $ 8,948 $ 6,448 5,886 $ 6,677 Operating

PTPP return on average as sets: (1) Operating PTPP income $

10,093 $ 8,948 Average assets $ 2,485,434 $ Operating PTPP

return on average assets (2) 1.62% 2,479,222 1.45% $ $ 2,438,103

1.08% 8,448 $ 5,886 $ 6,677 $ 2,268,811 1.03% $ 2,250,258

1.18% Operating return on average as sets: (1) Operating net income 6,949 6,199 4,812 $ Average assets Operating return on average assets (2) $ 2,485,434

1.11% $ 2,479,222 1.01% $ 2,438,103 $ 0.76% 3,380 2,288,811

0.59% 4,532 $ 2,250,258 0.80% Operating return on average

equity: (1) Operating net income Average equity 19 19 Operating return on average equity (2) 6,949 $ 206,641 6,199 $ $ 197,755 $ 13.38%

12.81% 4,812 $ 193,092 $ 9.61% 3,380 $ 183,629 7.30%
$ 4,532 184,901 9.72% Operating Revenue: (1) Net interest income $ Non

-interest income 18,109 $ 3,438 17,311 $ Less: Net gains (losses)

on sale of securities 3,211 14 15,158 $ 2,484 14,376 5 14,022

1,326 2,161 (883) (955) Operating revenue 21,547 $ 20,508 $ 17,822

$ 16,585 $ 17,138 Operating Efficiency Ratio: Total non-interest expense Operating revenue Operating efficiency rato $ 11,454

$ 21,547 $ 53.16% 11,560 $ 20,508 $ 56.37% 11,174 $ 17,822

$ 63.41% 10,719 $ 10,461 16,585 $ 64.63% 17,138 61.04% (1)

The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company. 19 (2) Annualized.

19

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		19,620,632	19,630,632	19,650,463	19,575,435	19,542,290
Tangible book value per common share	(2)	$ 10.90	$ 10.24	$ 9.92	$ 9.81	$ 9.36
Operating diluted net income per common share:	(1)					
Operating net income		$ 6,949	$ 6,199	$ 4,612	$ 3,380	$ 4,532
Total weighted average diluted shares of common stock		19,825,211	19,717,167	19,698,258	19,573,350	19,611,897
Operating diluted net income per common share:		$ 0.35	$ 0.31	$ 0.23	$ 0.17	$ 0.23
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 213,916	$ 201,020	$ 195,011	$ 191,968	$ 182,884
Tangible total assets	(3)	$ 2,503,954	$ 2,458,270	$ 2,489,142	$ 2,339,093	$ 2,244,602
Tangible Common Equity/Tangible Assets		8.54%	8.18%	7.83%	8.21%	8.15%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

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CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 21